UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

FRANKLIN RESOURCES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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***  Exercise Your Right to Vote  ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on March 15, 2011.

FRANKLIN RESOURCES, INC.	Meeting Information
Meeting Type: Annual
For holders as of: January 18, 2011
	Date: March 15, 2011	Time: 10:00 AM PT
Location: H.L. JAMIESON AUDITORIUM ONE FRANKLIN PARKWAY, BUILDING 920 SAN MATEO, CA 94403
Directions: Visit our website at www.franklintempleton.com/retail/ pages/generic_content/global_nav/contact_us/pub/offices_us.jsf
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
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NOTICE AND PROXY STATEMENT ANNUAL REPORT
How to View Online:
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— How To Vote — Please Choose One of the Following Voting Methods
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Voting Items
The Board of Directors recommends you vote
FOR the following proposals:
1. Election of Directors
Nominees:

 1a.  Samuel H. Armacost

 1b.  Charles Crocker

 1c.  Joseph R. Hardiman

 1d.  Charles B. Johnson

 1e.  Gregory E. Johnson

 1f.   Rupert H. Johnson, Jr.

 1g.  Mark C. Pigott

 1h.  Chutta Ratnathicam

 1i.   Peter M. Sacerdote

 1j.   Laura Stein

 1k.  Anne M. Tatlock

 1l.   Geoffrey Y. Yang

2.        To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending September 30, 2011.

3.        To approve an amendment and restatement of the Franklin Resources, Inc. 2002 Universal Stock Incentive Plan to increase the number of authorized shares of common stock available for issuance by 10,000,000 shares.

4.        To approve, on an advisory basis, the compensation of the Company’s executive officers.

The Board of Directors recommends you

vote 3 years on the following proposal:

5.        Advisory vote on the frequency of advisory votes on the compensation of the Company’s executive officers.